UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20449

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   February 13, 2007
                                                    -----------------


                         Delta Woodside Industries, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                 South Carolina
                          -----------------------------
                          (State of Other Jurisdiction
                                of Incorporation)

        1-10095                                           57-0535180
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(Commission File Number)                       (IRS Employer Identification No.)

           700 North Woods Drive, Fountain Inn, South Carolina 29644
           ---------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                 (864) 255-4100
                        --------------------------------
                         (Registrant's Telephone Number
                              Including Area Code)

                                 Not Applicable
                        ---------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 13, 2007, the Purchase and Sale Agreement made as of December 4, 2006 by and among Delta Mills, Inc. ("Delta Mills") and Schwarz Properties, LLC ("Schwartz Properties") and the Purchase and Sale Agreement effectively dated as of December 12, 2006 by and between Delta Mills and Michael Fox International, Inc. were amended as described in Item 2.01 below, which description is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 13, 2007, Delta Mills, the direct wholly-owned subsidiary of Delta Woodside Industries, Inc. ("Delta Woodside"), consummated the following asset sales for aggregate gross cash sales proceeds of $3,622,000:

     (1) The "Delta 2/3 Real Property Sale": the sale of its real property at its Delta 2/3 facility in Wallace, South Carolina to Schwarz Wallace, LLC ("Schwarz Wallace") for $1,000,000 and assumption of liabilities;

     (2) The "Delta 2/3 Equipment Sale": the sale of all of the machinery, equipment, spare parts and other tangible personal property (other than certain fixtures and electronic office equipment) at its Delta 2/3 facility in Wallace, South Carolina to Greystone Private Equity LLC ("Greystone") for $125,000; and

     (3) The "Beattie Equipment Sale": the sale of the machinery, equipment, spare parts and other tangible personal property (other than certain fixtures and electronic office equipment) located at its Beattie facility in Fountain Inn, South Carolina to Michael Fox International, Inc. ("Fox") for $2,497,000.

Delta Mills received aggregate net proceeds of approximately $3,071,000 after payment of transaction costs consisting primarily of (i) payments of approximately $302,000 and $113,000 to Greenville County, South Carolina and Marlboro County, South Carolina, respectively, in connection with the termination of fee-in-lieu-of-taxes or FILOT county property tax incentive arrangements, (ii) a fee of approximately $55,000 to Delta Mills' financial advisors, Soles Brower Smith & Co (which is being held in escrow pending approval of payment by the U.S. Bankruptcy Court for the District of Delaware), and (iii) a break-up fee of $71,250 to Greystone for termination of its unsuccessful stalking horse bid for the assets subject to the Beattie Equipment Sale that was supplanted by the sale to Fox. All net proceeds from the sales received by Delta Mills were paid to GMAC Commercial Finance, LLC, the lender under Delta Mills' debtor-in-possession financing.

The Delta 2/3 Real Property Sale was consummated in accordance with the Purchase and Sale Agreement made as of December 4, 2006 by and among Delta Mills and Schwarz Properties (the "Schwartz Agreement") filed as Exhibit 99.2 to Delta Woodside's Current Report on Form 8-K dated December 6, 2006. Immediately prior to the closing, Delta Mills, Schwartz Properties and Schwartz Wallace entered into an amendment to the agreement providing for title to the assets subject to the agreement to be transferred by Delta Mills directly to Schwartz Wallace and providing that the term "Purchaser" under the agreement would mean Schwartz Properties and Schwartz Wallace, jointly and severally. The amendment is included as Exhibit 99.1 to this Current Report on Form 8-K, and the description of the amendment in this paragraph is qualified in its entirety by the text of the amendment in the exhibit.

The Delta 2/3 Equipment Sale was consummated in accordance with the Purchase and Sale Agreement effectively dated as of December 4, 2006 by and between Delta Mills and Greystone (the "Greystone Agreement") filed as Exhibit 99.3 to Delta Woodside's Current Report on Form 8-K dated December 6, 2006.

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


The Beattie Equipment Sale was consummated in accordance with the Purchase and Sale Agreement effectively dated as of December 12, 2006 by and between Delta Mills and Fox (the "Fox Agreement") filed as Exhibit 99.1 to Delta Woodside's Current Report on Form 8-K dated December 13, 2006. Immediately prior to the closing, Delta Mills and Fox entered into an amendment to the agreement reducing the purchase price from $2,517,500 to $2,497,000 to settle certain claims by Fox regarding the equipment subject to the agreement. The amendment is included as
Exhibit 99.2 to this Current Report on Form 8-K, and the description of the amendment in this paragraph is qualified in its entirety by the text of the amendment in the exhibit.

As disclosed in Delta Woodside's Current Report on Form 8-K dated December 13, 2006, the Beattie Equipment Sale to Fox supplanted a prior proposed sale of the subject assets to Greystone pursuant to a Purchase and Sale Agreement effectively dated December 4, 2006 between Delta Mills and Greystone (the "Greystone Beattie Agreement") that was approved by the Bankruptcy Court as a "stalking horse bid" in a Bankruptcy Court-approved auction process. As mentioned above, at the closing of the asset sales, Delta Mills paid a break-up fee of $71,250 to Greystone in accordance with the provisions of the Greystone Beattie Agreement.

Delta Mills' execution, delivery and performance of the Schwartz Agreement, the Greystone Agreement and the Fox Agreement were previously approved by the U.S. Bankruptcy Court for the District of Delaware on December 15, 2006.

Delta Woodside, Delta Mills and Delta Mills' wholly-owned subsidiary Delta Mills Marketing, Inc. intend to continue efforts to sell the remainder of their fixed assets.

Item 9.01 Financial Statements and Exhibits.

     99.1 Amendment to Purchase and Sale Agreement made as of February 13, 2007 by and among Delta Mills, Inc., Schwarz Properties, LLC and Schwartz Wallace, LLC (pertaining to sale of Delta 2/3 real property).

     99.2 Amendment to Purchase and Sale Agreement dated as of February 13, 2007 by and between Delta Mills, Inc. and Michael Fox International, Inc. (pertaining to sale of Beattie tangible personal property).


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 DELTA WOODSIDE INDUSTRIES, INC.

Date: February 20, 2007                          By: /s/ W. H. Hardman, Jr.
                                                     ---------------------------
                                                         W.H. Hardman, Jr.
                                                         Chief Financial Officer

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


                                    Exhibits

     99.1 Amendment to Purchase and Sale Agreement made as of February 13, 2007 by and among Delta Mills, Inc., Schwarz Properties, LLC and Schwartz Wallace, LLC (pertaining to sale of Delta 2/3 real property).

     99.2 Amendment to Purchase and Sale Agreement dated as of February 13, 2007 by and between Delta Mills, Inc. and Michael Fox International, Inc. (pertaining to sale of Beattie tangible personal property).


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